UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 9, 2006

Particle Drilling Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30819	20-1563395
(Commission File Number)	(I.R.S. Employer Identification No.)

1021 Main Street, Suite 2650 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 223-3031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02               Non-Reliance on Previously Issued Financial Statements of a Related Audit Report or Completed Interim Review

On February 9, 2006, the Audit Committee of the Board of Directors of Particle Drilling Technologies, Inc. (the “Company”) determined that the Company will restate its financial results for the fiscal year ended September 30, 2005 as well as the third and fourth quarters of fiscal 2005.  As a result of this determination, the financial statements included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005 and in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2005 should no longer be relied upon.

In connection with the receipt of comments from the Staff of the Securities and Exchange Commission on the Company’s Annual Report on Form 10-K for the year ended September 30, 2005, the Company determined that its policy for recording equity compensation was inconsistent with the guidance set forth under Statement of Financial Accounting Standards (“SFAS”) No. 123(R).  Historically, the Company has calculated the compensation expense associated with equity awards using the Black Scholes model and amortized that expense over the service period as the equity awards vest, commencing with the first vesting dates of the awards.  To fully comply with the guidance set forth in SFAS No. 123 (R), the Company is now recording such expense on a straight line basis over the relevant service periods, commencing with the dates of grant of the awards.

The restatement will increase the net loss for fiscal 2005 by $437,350, from $5,287,068 to $5,724,418.  In addition, the Company will restate the third and fourth quarters of fiscal 2005 and will revise its previously released results for the first quarter of fiscal 2006 to reflect the proper compensation expense.  The net loss in the third quarter of fiscal 2005 will increase by $125,033 to $1,631,673, the net loss in the fourth quarter of fiscal 2005 will increase by $312,317 to $2,050,270 and the net loss in the first quarter of fiscal 2006 will increase by $383,074 to $2,167,983.  The Company determined that a restatement of its previously-reported financial results is appropriate to reflect these adjustments.

The Audit Committee of the Board of Directors has discussed the matters disclosed in this Current Report on Form 8-K with UHY Mann Frankfort Stein & Lipp CPAs, LLP, the Company’s independent registered public accounting firm.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release dated February 10, 2006, announcing restatement of the Company’s financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTICLE DRILLING TECHNOLOGIES, INC.

Date:	February 10, 2006	By:	/s/ J. CHRIS BOSWELL
Name: J. Christopher Boswell
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated February 10, 2006, announcing restatement of the Company’s financial statements.